                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             FBL SERIES FUND, INC. (FILE NOS. 2-38512 AND 811-2125)
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              BOARD OF DIRECTORS OF REGISTRANT
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                     Preliminary Proxy Statement

FBL Series Fund, Inc.                                         September   , 1996

Dear Stockholders,

    A meeting of the stockholders of the FBL Series Fund, Inc. (the "Fund") will be held on Thursday, November 7, 1996 at 9:30 a.m. CST at 5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon the election of directors and other matters that are important to you as a stockholder.

    Your Fund's board of directors agrees with Fund management that, for the Growth Common Stock Portfolio, its name should be changed and its investment objectives should be restated. The Fund's board has voted to change the name of this Portfolio to "Value Growth Portfolio." The investment objective of long-term capital appreciation is to be retained and, subject to shareholder approval, the secondary objective of providing current income will be eliminated, and the Portfolio's fundamental investment policies for pursuing its investment objective of long-term capital appreciation will be amended.

    The election of directors and the retention of Ernst & Young LLP as auditors are to be voted upon by all stockholders of the Fund. In addition, stockholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios are being asked to approve amendments to their fundamental policies as described in the accompanying proxy statement. YOUR DIRECTORS HAVE UNANIMOUSLY APPROVED ALL PROPOSALS THAT YOU ARE BEING ASKED TO VOTE UPON.

    Some of you will receive multiple proxies because of your ownership of more than one Portfolio or accounts within a Portfolio. Your vote is important. To ensure that your vote is counted it is necessary that you:

    - Review the attached proposals;

    - Complete and sign each proxy card that you receive; and

    - Return the proxy card(s) in the enclosed postage-paid envelope as soon as possible. Multiple proxies may be sent in one envelope.

    Your prompt response will save your Fund the expense of additional solicitations. It is our belief that the proposed changes are in the best interest of stockholders and you are encouraged to vote favorably upon all of them.

Sincerely,
Edward M. Wiederstein
PRESIDENT

                             FBL SERIES FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (800)247-4170

                        NOTICE OF FBL SERIES FUND, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 7, 1996

                                                              September   , 1996

To the Stockholders of FBL Series Fund, Inc.:

    Notice is hereby given that a Special Meeting of Stockholders of FBL Series Fund, Inc. (the "Fund"), including each of the Fund's six portfolios (Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio, and Blue Chip Portfolio) (individually, a "Portfolio" and collectively, the "Portfolios") will be held at 5400 University Avenue, West Des Moines, Iowa on Thursday, November 7, 1996, at 9:30 a.m., CST, for the following purposes:

        1. To elect nine (9) directors to serve for a term beginning November 7, 1996 to continue until their successors shall have been duly appointed or elected.

        2. For stockholders of the Growth Common Stock Portfolio only, to approve eliminating the Portfolio's secondary investment objective of current income, and amending the Portfolio's statement of fundamental investment policies for pursuing its investment objective of long-term capital appreciation.

        3. For stockholders of the Growth Common Stock and Managed Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities, as well as foreign equity securities, traded on U.S. exchanges and payable in U.S. dollars.

        4. For stockholders of the High Grade Bond and the High Yield Bond Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

        5. For stockholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy reducing its "diversification" requirement to 75% of the Portfolio's total assets instead of the present 100%.

        6. For stockholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios only, to eliminate each Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental policy on such investments).

        7. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.

        8. To transact such other business as may properly come before the Special Meeting.

    Stockholders of record of the Fund at the close of business on August 30, 1996 are entitled to notice of and to vote at the Special Meeting.

    IN ORDER TO AVOID DELAYS AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Edward M. Wiederstein
PRESIDENT

                             FBL SERIES FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (800) 247-4170
                                PROXY STATEMENT
                                                              September   , 1996

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Fund of proxies to be voted at the Special Meeting of Stockholders of the Fund to be held on November 7, 1996, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or facsimile by officers or employees of FBL Investment Advisory Services, Inc. (the "Adviser").

    On the matters as to which a choice has been specified by the stockholders on the proxy, the shares of the Fund will be voted accordingly. If no choice is specified, the shares of each Portfolio will be voted FOR the election of the nine nominees for director to be elected by all shareholders as listed in this Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. If no choice is so specified, the shares of the Growth Common Stock Portfolio will be voted FOR approval of the amendment to the Portfolio's investment objectives to eliminate the secondary investment objective of current income and to the Portfolio's fundamental investment policies for pursuing its investment objective of long-term capital appreciation; and the shares of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios will be voted FOR approval of the amendments to each Portfolio's fundamental policies as set forth in the notice of meeting and more fully discussed in this proxy statement. Stockholders of any Portfolio who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

    The following table indicates which stockholders are solicited with respect to each matter:

                                                                        PORTFOLIO
                                          ---------------------------------------------------------------------
                                             GROWTH      HIGH GRADE   HIGH YIELD             MONEY
                 MATTER                   COMMON STOCK      BOND         BOND      MANAGED   MARKET   BLUE CHIP
- ----------------------------------------  ------------   ----------   ----------   -------   ------   ---------
Election of directors                           X             X            X           X        X          X
Approval of amendments: to the                  X
 Portfolio's investment objective to
 eliminate the secondary investment
 objective of current income, and to the
 fundamental investment policies for
 pursuing the Portfolio's investment
 objective of long-term capital
 appreciation
Approval of an amendment to the                 X                                      X
 Portfolio's fundamental investment
 policy permitting investment of up to
 25% of net assets in foreign equity or
 debt securities traded on U.S.
 exchanges and payable in U.S. dollars
Approval of an amendment to the                               X            X
 Portfolio's fundamental investment
 policy permitting investment of up to
 25% of net assets in foreign debt
 securities traded on U.S. exchanges and
 payable in U.S. dollars
Approval of an amendment to the                 X             X            X           X
 Portfolio's fundamental investment
 policy reducing its "diversification"
 requirement to 75% of the Portfolio's
 assets from 100%
Approval of an amendment to eliminate           X             X            X           X
 the Portfolio's fundamental investment
 policy limiting investments in
 restricted and illiquid securities (in
 favor of a non-fundamental policy on
 such investments)
Ratification of selection of auditors           X             X            X           X        X          X

    A quorum of stockholders is required to take action at the Fund's Special Meeting. A majority of the shares issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the judges, who will determine whether a quorum is present at the Special Meeting. The judges will treat abstentions as present for the purpose of determining a quorum.

    For purposes of determining the approval of the matters submitted for a vote, abstentions will have the same affect as shares voted against approval of such matters. The details of each proposal to be voted upon by the stockholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

    As of August 30, 1996, there were issued and outstanding shares of common
stock of the Portfolios as follows:         of Growth Common Stock;         of
High Grade Bond;         of High Yield Bond;         of Managed;         of
Money Market; and         of Blue Chip. Those persons who were stockholders of
record at the close of business on August 30, 1996 will be entitled to one vote for each share held.

    This Proxy Statement is first being mailed to stockholders of the Fund on or about September 13, 1996.

1.  ELECTION OF DIRECTORS (ALL PORTFOLIOS)

    At the Special Meeting, nine (9) directors are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Kenneth Kay, currently serve as directors of the Fund. The nominees for election to the Board of the Fund are also nominees for election to the Boards of FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund (the three funds collectively referred to as the "Farm Bureau Funds") and all the nominees other than Kenneth Kay, currently serve as directors/trustees of the Farm Bureau Funds. The affirmative vote of a majority of the shares present and entitled to vote will be required to elect the directors. The Board of Directors approved the nominees at a meeting held on August 15, 1996.

    It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Directors.

    The following lists each nominee for director and his or her age, principal occupation, and other business affiliations and the year in which each nominee was first elected or appointed a director of the Fund; and the table below the listing shows the number of shares of each Portfolio of the Fund that each nominee beneficially owned as of July 31, 1996.

                             NOMINEES FOR DIRECTOR

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                 DIRECTOR                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
*Edward M. Wiederstein (48)                    1996   Farmer; President and Director, Iowa Farm Bureau
                                                       Federation, FBL Financial Group, Inc., Farm Bureau Life
                                                       Insurance Company, Universal Assurors Life Insurance
                                                       Company, FBL Insurance Brokerage, Inc., Farm Bureau
                                                       Mutual Insurance Company, Utah Farm Bureau Insurance
                                                       Company, FBL Financial Services, Inc., BIC, Inc. and Farm
                                                       Bureau Agricultural Business Corporation; Director,
                                                       Western Farm Bureau Management Corporation, Western Farm
                                                       Bureau Life Insurance Company, Western Agricultural
                                                       Insurance Company, American Agricultural Insurance
                                                       Company and Multi-Pig Corporation

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                 DIRECTOR                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
*Richard D. Harris (52)                        1996   Senior Vice President and Secretary-Treasurer, FBL
                                                       Financial Group, Inc., Farm Bureau Life Insurance
                                                       Company, Universal Assurors Life Insurance Company, Farm
                                                       Bureau Mutual Insurance Company, Utah Farm Bureau
                                                       Insurance Company, FBL Financial Services, Inc. and FBL
                                                       Insurance Brokerage, Inc.; Executive Director and
                                                       Secretary-Treasurer, Iowa Farm Bureau Federation; Senior
                                                       Vice President and Assistant Secretary-Treasurer, South
                                                       Dakota Farm Bureau Mutual Insurance Company; Vice
                                                       President and Treasurer, Farm Bureau Management
                                                       Corporation; Former Director, Public Policy Division,
                                                       Iowa Farm Bureau Federation; Director, Iowa FFA
                                                       Foundation and Iowa Make-A-Wish Foundation.
*Stephen M. Morain (50)                        1982   General Counsel and Assistant Secretary, Iowa Farm Bureau
                                                       Federation; General Counsel, Secretary and Director, Farm
                                                       Bureau Management Corporation; Senior Vice President and
                                                       General Counsel, FBL Financial Group, Inc., Farm Bureau
                                                       Life Insurance Company, Universal Assurors Life Insurance
                                                       Company, Farm Bureau Mutual Insurance Company, Utah Farm
                                                       Bureau Insurance Company, FBL Financial Services, Inc.,
                                                       FBL Insurance Brokerage, Inc. and South Dakota Farm
                                                       Bureau Mutual Insurance Company; Senior Vice President,
                                                       General Counsel and Director, FBL Investment Advisory
                                                       Services, Inc. and FBL Marketing Services, Inc.;
                                                       Director, Computer Aided Design Software, Inc. and Iowa
                                                       Business Development Finance Corporation; Chairman, Edge
                                                       Technologies, Inc.
Donald G. Bartling (69)                        1980   Farmer; Partner, Bartling Brothers Partnership (farming
                                                       business); Director, Papio Missouri River Natural
                                                       Resources District.

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                 DIRECTOR                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
*John R. Graham (51)                           1985   Executive Vice President, Kansas Farm Bureau, Kansas Farm
                                                       Bureau Services, Kansas Agricultural Marketing
                                                       Association, FBL Services Insurance Agency, Kansas Farm
                                                       Bureau Life Insurance Company, The Farm Bureau Mutual
                                                       Insurance Company, Inc., Kansas Farm Bureau Reinsurance
                                                       Company, Inc. and KFB Insurance Company, Inc.; Chairman,
                                                       Chief Executive Officer and Director, FB Capital
                                                       Management, Inc. of Kansas; Director, National
                                                       Association of Independent Insurers, Didde Corporation,
                                                       and Farm Bureau Mutual Insurance Agency of Kansas;
                                                       Partner, Arthur-Graham Rental Properties, CM Brass and
                                                       G&H Real Estate Investments; Trustee, Master Teacher
                                                       Employee Benefit Pension Trust.
Erwin H. Johnson (53)                          1989   Farmer; Owner and Manager, Center View Farms Co.;
                                                       Director, First Security Bank and Trust Co., Charles
                                                       City, Iowa; Farm Associate, Iowa State University
                                                       Cooperative Extension Service; Voting Delegate, Former
                                                       President and Director, Floyd County Farm Bureau;
                                                       Director, First Security Bank & Trust Co.; Financial and
                                                       Farm Management Consultant; Iowa State University
                                                       Overseas Projects; Floyd County Voting Delegate, Iowa
                                                       Farm Bureau Federation, Former President and Director,
                                                       Floyd County Farm Bureau.
Ann Jorgensen (55)                             1988   Private Investor; Farm and Business Management; Partner,
                                                       Jorg-Anna Farms; President and Founder, Farm Home
                                                       Offices; Vice President, Timberlane Hogs Limited;
                                                       Director, Iowa Department of Economic Development;
                                                       Chairperson, Rural Development Council; Member, Iowa
                                                       Agriculture Products Advisory Council; Secretary, Iowa
                                                       Public Television Foundation, Iowa Freedom International
                                                       Foundation, Friends of the U.I.H.C.; Former Director and
                                                       Chairperson, Iowa's Alcoholic Beverage Control
                                                       Commission; Former Regent, State of Iowa Board of
                                                       Regents; Former Director, Iowa Public Television and
                                                       University of Iowa Hospitals and Clinics.

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                 DIRECTOR                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
Curtis C. Pietz (65)                           1986   Farmer; Director and Part Owner, Storden Seed and Chemical
                                                       Service, Inc.; Director, Minnesota Rural Finance
                                                       Authority; Former Program Evaluator, Minnesota Department
                                                       of Vocational Education; Former President, Jackson County
                                                       Farm Bureau; Former Chairman and Director, Southwest Farm
                                                       Management Association; Director, F.C.S.
Kenneth Kay (53)                                      Farmer; Salesman, Pioneer Seed Corn; Voting Delegate and
                                                       Vice President and former President, Cass County Farm
                                                       Bureau; Director, First Whitney Bank and Trust; Board
                                                       Member, Transportation Committee Chairman, Cass Atlantic
                                                       Development Corporation.

                    SHARES BENEFICIALLY OWNED JULY 31, 1996

                                      GROWTH       HIGH GRADE     HIGH YIELD                  MONEY
                                   COMMON STOCK       BOND           BOND        MANAGED     MARKET      BLUE CHIP
              NAME                  PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
- --------------------------------  --------------  -------------  -------------  ---------  -----------  -----------
*Edward M. Wiederstein
*Richard D. Harris                     881.929                                    213.379                   12.449
*Stephen M. Morain                   3,779.839                       346.733                                93.395
Donald G. Bartling                   1,895.011        491.171                   3,243.629
*John R. Graham                      2,440.592
Erwin H. Johnson                     2,890.856
Ann Jorgensen                          136.839
Curtis C. Pietz                      3,955.655                                                             176.580
Kenneth Kay

- ------------------------------
* "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

    The directors affiliated with the Adviser serve without any compensation from the Fund. Each director who is not affiliated with the Adviser receives a fee of $115 plus expenses for each directors' meeting attended.

    The table below shows, for each director who is not affiliated with the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended July 31, 1996. The second column of the table shows the total compensation received by the directors for calendar year 1995 for services as a director of the Fund and the other Farm Bureau Funds (FBL Money Market Fund, Inc. and FBL Variable Insurance Fund).

                                                  TOTAL
                                AGGREGATE     COMPENSATION
                              COMPENSATION    FROM ALL FARM
     NAME OF DIRECTOR         FROM THE FUND   BUREAU FUNDS
- ---------------------------  ---------------  -------------
Donald G. Bartling              $     460       $   1,380
John R. Graham                  $     460       $   1,380
Erwin H. Johnson                $     345       $   1,380
Ann Jorgensen                   $     460       $   1,380
Dale W. Nelson                  $     460       $   1,380
Curtis C. Pietz                 $     460       $   1,380

    The audit committee of the Fund held two meetings during the fiscal year ended July 31, 1996. The Fund's Board of Directors held four meetings during the fiscal year ended July 31, 1996. During the last fiscal year, each director attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof, except that Mr. Johnson attended one of the two audit committee meetings held.

    The following table sets forth information as of August 15, 1996 with respect to each executive officer of the Fund, other than executive officers who are nominees for director and listed above. Officers of the Fund receive no compensation from the Fund. The officers of the Fund hold office until their successors are chosen and qualified. The Fund's officers are elected, generally on an annual basis, by the Board of Directors.

    On August 15, 1996 directors and executive officers of the Fund as a group beneficially owned shares of common stock of the Portfolios as follows:
18,911.946 shares of Growth Common Stock, 491.171 shares of High Grade Bond,
735.382 shares of High Yield Bond, 4,898.051 shares of Managed, and 733.344 shares of Blue Chip. As of July 31, 1996, no person is known to the Fund to have owned beneficially more than five percent of the shares of any Portfolio except that Farm Bureau Life Insurance Company, 5400 University Avenue, West Des Moines, Iowa 50266 owned 75,129 shares (10.27% of the outstanding common stock) of the High Yield Bond Portfolio and 1,910,601.65 shares (75.125% of the outstanding common stock) of the Money Market Portfolio.

                                             POSITIONS AND OFFICES         FIRST YEAR
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
Thomas R. Gibson                 52   Executive Vice President and               1987   Executive Vice President and General
                                       General Manager                                   Manager, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company, FBL
                                                                                         Insurance Brokerage, Inc., FBL
                                                                                         Financial Services, Inc., and South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company; Executive Vice President,
                                                                                         General Manager and Director, FBL
                                                                                         Investment Advisory Services, Inc.
                                                                                         and FBL Marketing Services, Inc.
Timothy J. Hoffman               46   Vice President, Chief Marketing            1987   Vice President, Chief Marketing
                                       Officer                                           Officer, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company, FBL
                                                                                         Financial Services, Inc., South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company and FBL Insurance
                                                                                         Brokerage, Inc.; President and
                                                                                         Director, FBL Marketing Services,
                                                                                         Inc. and FBL Educational Services,
                                                                                         Inc.; Vice President, Chief
                                                                                         Marketing Officer and Director, FBL
                                                                                         Investment Advisory Services, Inc.
William J. Oddy                  52   Vice President, Chief Operating            1981   Vice President, Chief Operating
                                       Officer and Assistant General                     Officer and Assistant General

                                             POSITIONS AND OFFICES         FIRST YEAR
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
                                       Manager                                           Manager, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, FBL Insurance
                                                                                         Brokerage, Inc., Utah Farm Bureau
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company and FBL Financial Services,
                                                                                         Inc.; President, Treasurer and
                                                                                         Director, Communications Providers,
                                                                                         Inc.; Vice President, Chief
                                                                                         Operating Officer, Assistant
                                                                                         General Manager, Treasurer and
                                                                                         Director, FBL Investment Advisory
                                                                                         Services, Inc. and FBL Marketing
                                                                                         Services, Inc.; President and
                                                                                         Director, FBL Real Estate Ventures,
                                                                                         Ltd. and RIK, Inc.
Richard D. Warming               63   Vice President, Chief Investment           1987   Vice President, Chief Investment
                                       Officer                                           Officer and Assistant Treasurer,
                                                                                         FBL Financial Group, Inc., Farm
                                                                                         Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, FBL Insurance
                                                                                         Brokerage, Inc., Utah Farm Bureau
                                                                                         Insurance Company, FBL Financial
                                                                                         Services, Inc., Farm Bureau Mutual
                                                                                         Insurance Company, Western
                                                                                         Agricultural Insurance Company,
                                                                                         Western Farm Bureau Mutual
                                                                                         Insurance Company and South Dakota
                                                                                         Farm Bureau Mutual Insurance
                                                                                         Company; President and Director,
                                                                                         FBL Leasing Services, Inc. and FBL
                                                                                         Investment Advisory Services, Inc.;
                                                                                         Vice President, Chief Investment
                                                                                         Officer and Director, FBL Marketing
                                                                                         Services, Inc.; Vice President,
                                                                                         Secretary and Director, RIK, Inc;
                                                                                         Secretary and Director, FBL Real
                                                                                         Estate Ventures, Ltd.
James W. Noyce                   40   Vice President, Chief Financial            1996   Vice President, Chief Financial
                                       Officer                                           Officer, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company, FBL
                                                                                         Insurance Brokerage, Inc., FBL
                                                                                         Financial Services, Inc. and South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company; Vice President, Treasurer
                                                                                         and Director; FBL Leasing

                                             POSITIONS AND OFFICES         FIRST YEAR
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
                                                                                         Services, Inc. and RIK, Inc.; Vice
                                                                                         President, Chief Financial Officer,
                                                                                         Treasurer and Director, FBL
                                                                                         Investment Advisory Services, Inc.
                                                                                         and FBL Marketing Services, Inc.;
                                                                                         Treasurer and Director, FBL Real
                                                                                         Estate Ventures, Ltd.
Dennis M. Marker                 45   Investment Vice President,                 1982   Investment Vice President,
                                       Administration and Assistant                      Administration, FBL Financial
                                       Secretary                                         Group, Inc., Farm Bureau Life
                                                                                         Insurance Company, Universal
                                                                                         Assurors Life Insurance Company,
                                                                                         Western Farm Bureau Life Insurance
                                                                                         Company, FBL Insurance Brokerage,
                                                                                         Inc., Farm Bureau Mutual Insurance
                                                                                         Company, Utah Farm Bureau Insurance
                                                                                         Company and South Dakota Farm
                                                                                         Bureau Mutual Insurance Company;
                                                                                         Vice President and Director, FBL
                                                                                         Leasing Services, Inc.; Investment
                                                                                         Vice President, Administration,
                                                                                         Secretary and Director, FBL
                                                                                         Investment Advisory Services, Inc.
                                                                                         and FBL Marketing Services, Inc.
Sue A. Cornick                   35   Market Conduct and Mutual Funds            1990   Market Conduct and Mutual Funds Vice
                                       Vice President and Assistant                      President and Assistant Secretary,
                                       Secretary                                         FBL Investment Advisory Services,
                                                                                         Inc. and FBL Marketing Services,
                                                                                         Inc.
Kristi Rojohn                    33   Assistant Secretary                        1990   Senior Compliance Assistant and
                                                                                         Assistant Secretary, FBL Investment
                                                                                         Advisory Services, Inc. and FBL
                                                                                         Marketing Services, Inc.
Elaine A. Followwill             26   Assistant Secretary                        1995   Compliance Assistant and Assistant
                                                                                         Secretary, FBL Investment Advisory
                                                                                         Services, Inc. and FBL Marketing
                                                                                         Services, Inc.

2. AMENDMENT OF INVESTMENT OBJECTIVE AND POLICIES (GROWTH COMMON STOCK PORTFOLIO ONLY)

    Currently, the Growth Common Stock Portfolio (to be renamed the Value Growth Portfolio) pursues its primary investment objective of long-term capital appreciation by "investing primarily in growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights." The Portfolio may also invest in companies in cyclical industries during periods when the common stock of such companies appears to the Fund's investment adviser to have good potential for capital appreciation. Its secondary investment objective presently is current income. On August 15, 1996, the Fund's Board of Directors approved, subject to approval by the Portfolio's stockholders, the Adviser's recommendation to delete the secondary investment objective of current income and to amend the fundamental investment policies for pursuing the Portfolio's investment objective of long-term capital appreciation to: "investing primarily in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or in equity securities that the Adviser believes are undervalued in the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock." In connection with the Board approving the revised investment policies, the Board also approved a change in the name of the Portfolio to the Value Growth Portfolio in order to more accurately reflect the investment objective and policies of the Portfolio as amended. Further, in conjunction with the Board's approval of the amendment of the Portfolio's fundamental investment policies, it also approved amendments to the Portfolio's non-fundamental policies, including that the Portfolio may invest in "special situation" companies. A "special situation" company is one that, in the opinion of the Fund's investment adviser, has the potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies having a management turn-around, corporate or asset restructuring or significantly undervalued assets.

    The Adviser's emphasis on fundamental analysis of each company's prospects and the inherent value of its securities may result, under the approved amendments to the Portfolio's non-fundamental policies, in a portion of the Portfolio being invested in medium or smaller-sized companies or in companies perceived to be unpopular or not so readily identifiable as are larger, better-known companies. The Adviser believes that opportunities can be found at all size levels and, therefore, the Portfolio may invest in companies of all sizes.

    The Adviser believes that eliminating the Portfolio's secondary objective of current income is appropriate. By eliminating income as a secondary objective, the Adviser would be able to concentrate without limitation on seeking value in the market and on the objective of long-term appreciation of capital.

    The Adviser also believes that it would be beneficial for the Portfolio to have more latitude to deal with today's complex markets, and believes that the flexibility to seek value in changing markets is in the best interest of the stockholders. The Adviser's strategy for the Portfolio will continue to be based upon a value-oriented analysis of common stocks, and the Adviser will maintain the flexibility to purchase equity securities such as preferred stocks and securities convertible or exchangeable into common stock.

    Approval of the amendment to the Portfolio's investment objective and policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio means the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PORTFOLIO'S INVESTMENT OBJECTIVE AND TO ITS FUNDAMENTAL INVESTMENT POLICIES FOR PURSUING THE PORTFOLIO'S INVESTMENT OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION.

3. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY PERMITTING INVESTMENT OF UP TO 25% OF NET ASSETS IN FOREIGN EQUITY OR DEBT SECURITIES TRADED ON U.S. EXCHANGES AND PAYABLE IN U.S. DOLLARS (GROWTH COMMON STOCK AND MANAGED PORTFOLIOS ONLY)

    Currently, the fundamental policies of the Growth Common Stock and the Managed Portfolios each provide that the Portfolio may not invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars, and in no event in excess of 25% of the respective Portfolio's net assets. On August 15, 1996, the Fund's Board of Directors approved, subject to approval by the stockholders of each of these Portfolios, the Adviser's recommendation to amend the fundamental policies of the Growth Common Stock Portfolio and the Managed Portfolio to expand the types of permissible foreign investments to include debt securities. The total percentage limitation would remain unchanged. Under the amended policy each Portfolio would be permitted to invest no more than 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars.

    Investments in foreign securities increase a portfolio's diversification and may enhance return, but they may also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Fluctuations in exchange rates can either increase or decrease the investment's value.

    The Adviser believes that, since the overall exposure to foreign securities is not being increased, the risk level will not be altered materially.

    Approval of the amendment to the fundamental investment policies of the Growth Common Stock and Managed Portfolios requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined above.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY OF THE GROWTH COMMON STOCK AND MANAGED PORTFOLIOS.

4. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY PERMITTING INVESTMENT OF UP TO 25% OF NET ASSETS IN FOREIGN DEBT SECURITIES TRADED ON U.S. EXCHANGES AND PAYABLE IN U.S. DOLLARS (HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)

    Currently, the fundamental policies of the High Grade Bond and the High Yield Bond Portfolios provide that each Portfolio may not invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars and in no event in excess of 25% of the respective Portfolio's net assets. On August 15, 1996, the Fund's Board of Directors approved, subject to approval by the stockholders of each of these Portfolios, the Adviser's recommendation to amend the fundamental policies of the High Grade Bond Portfolio and the High Yield Bond Portfolio with respect to foreign securities investments; the percentage limitation would remain unchanged. Under the amended policy, each Portfolio would be permitted to invest no more than 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars; and its ability to invest in foreign equity securities would be eliminated.

    A discussion of investments in foreign securities, including the risks, is included in Section 3 immediately above.

    The Adviser believes that the ability to invest in foreign debt securities will provide the opportunity to increase diversification and potential returns to the Portfolios.

    Approval of the amendment to the fundamental investment policies of the High Grade Bond and High Yield Bond Portfolios requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY OF THE HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS.

5. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY REDUCING ITS "DIVERSIFICATION" REQUIREMENT TO 75% OF THE PORTFOLIO'S ASSETS FROM 100% (GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)

    The fundamental policies of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios provide that each Portfolio may not purchase securities of any issuer, other than U.S. Government securities or government agency securities, if, as a result, more than 5% of the value of the Portfolio's assets (taken at value) would be invested in securities of that issuer. On August 15, 1996, the Fund's Board of Directors approved, subject to approval by the shareholders of each of these Portfolios, the Adviser's recommendation to amend their fundamental policies so that the above described "diversification" requirement shall be applicable only to 75% of the Portfolio's total assets, instead of 100%. This would permit each Portfolio to invest up to 25% of its assets in one or more issuers without regard to the 5% restriction (as is currently the case for the Blue Chip Portfolio).

    The Adviser believes this will provide the opportunity for enhanced returns while maintaining a reasonable level of diversification.

    Approval of the amendment to the fundamental investment policies of each Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS.

6. AMENDMENT TO ELIMINATE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY LIMITING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES (IN FAVOR OF A NON-FUNDAMENTAL POLICY ON SUCH INVESTMENTS) (GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)

    Currently, the fundamental investment policies of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios provide that each Portfolio may not "invest more than 10% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale, or are not readily marketable (and further, that) no Portfolio has made, or has a present intention of making, any such investments." On August 15, 1996, the Fund's Board of Directors approved, subject to approval by the stockholders of each Portfolio, the Adviser's recommendation to eliminate the restriction as a fundamental investment policy. In connection with approving the amendment to the Portfolios' fundamental investment policies, the Board also approved amendments to the Portfolios' non-fundamental policies so that each "may not invest more than 15% (instead of 10%) of its net assets in illiquid securities. The Adviser believes that, with the overall limitation of no more than 15% of net assets in illiquid securities, appropriate limitations are retained on the percentage of assets that can be held in restricted securities.

    Approval of the amendment to the fundamental investment policies of each Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND, AND HIGH YIELD BOND PORTFOLIOS.

7.  SELECTION OF INDEPENDENT AUDITORS

    The members of the Fund's Board of Directors who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending July 31, 1997. Ernst & Young LLP has served the Fund in this capacity since 1987 and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Portfolio is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

STOCKHOLDER PROPOSALS

    Since the Fund does not hold regular meetings of its stockholders, the date of the next special stockholder meeting cannot be anticipated. Any stockholder who wishes to submit a proposal for consideration at the next meeting of stockholders, when and if it is called, should submit such proposal to the Fund.

GENERAL

    Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

    Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if he determines that adjournment and further solicitation is reasonable and in the best interests of the stockholders.

    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Edward M. Wiederstein
                                          PRESIDENT

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2, 3, 5, 6 AND 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
2.)  Approval of amendments:  to the Portfolio's    / /     / /       / /
     investment objective to eliminate the
     secondary investment objective of current income, and to the fundamental investment policies for pursuing the Portfolio's investment objective of long-term capital appreciation.

                                                    For   Against   Abstain
3.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy permitting investment of up to 25% of net assets in foreign equity or debt securities traded on U.S. exchanges and payable in U.S. dollars.

                                                    For   Against   Abstain
5.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of the Portfolio's assets from 100%.


6.)  Approval of an amendment to eliminate the      / /     / /       / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).


7.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                         GROWTH COMMON STOCK PORTFOLIO

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6 AND 7. THE PROXY WILL
BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
4.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities tranded on U.S.
     exchanges and payable in U.S. dollars.

                                                    For   Against   Abstain
5.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of the Portfolio's assets from 100%.

                                                    For   Against   Abstain
6.)  Approval of an amendment to eliminate the      / /     / /       / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).

                                                    For   Against   Abstain
7.)  Ratification of selection of auditors.         / /     / /       / /

Please be sure to sign and date this Proxy.

RECORD DATE SHARES:

                           HIGH GRADE BOND PORTFOLIO

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6 AND 7. THE PROXY WILL
BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
4.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy permitting up to 25% of net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

                                                    For   Against   Abstain
5.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of the Portfolio's assets from 100%.

                                                    For   Against   Abstain
6.)  Approval of an amendment to eliminate the      / /     / /       / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).

                                                    For   Against   Abstain
7.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                           HIGH YIELD BOND PORTFOLIO

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD

f

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 3, 5, 6 AND 7. THE PROXY WILL
BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
3.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy permitting investment of up to 25% of net assets in foreign equity or debt securities traded on U.S. exchanges and payable in U.S. dollars.

                                                    For   Against   Abstain
5.)  Approval of an amendment to the Portfolio's    / /     / /       / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of the Portfolio's assets from 100%.

                                                    For   Against   Abstain
6.)  Approval of an amendment to eliminate the      / /     / /       / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).

                                                    For   Against   Abstain
7.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                               MANAGED PORTFOLIO

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
7.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                             MONEY MARKET PORTFOLIO

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FBL SERIES FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL SERIES FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
7.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                              BLUE CHIP PORTFOLIO

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

- -------------------------------------------------------------------------------

  DETACH CARD                                                    DETACH CARD